                                                                    EXHIBIT 99.3


                   DIRECT STAFFING, INC. (AN "S" CORPORATION)
                   AN AFFILIATE AND FRANCHISEE OF
                   ATC HEALTHCARE SERVICES, INC.
                   -------------------------------------------------------------

                   FINANCIAL STATEMENTS FOR THE YEARS ENDED
                   DECEMBER 31, 2001, 2000 AND 1999 AND
                   INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the stockholders and Board of Directors of Direct Staffing, Inc.:

We have audited the accompanying balance sheets of Direct Staffing, Inc. (the "Company"), an "S" Corporation, as of December 31, 2001 and 2000, and the related statements of income and retained earnings and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedule of valuation and qualifying accounts for each of the three years in the period ended December 31, 2001. These financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.


Eichen & DiMeglio P.C.

Plainview, New York
April 2, 2002

DIRECT STAFFING, INC. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE
OF ATC HEALTHCARE SERVICES, INC.
--------------------------------------------------------------------------------
BALANCE SHEETS
DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------

                                                                2001           2000
                                                             ----------     ----------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                    $      101     $      199
Due from franchisor (net of allowance for refundable
   franchise fees of $220,000 at December 31, 2000)                   0        122,220
                                                             ----------     ----------
Total current assets                                                101        122,419
                                                             ----------     ----------

OTHER ASSETS - net:
Intangible assets - net                                          36,237         28,458
Security deposit                                                  3,638              0
                                                             ----------     ----------

Other assets - net                                               39,875         28,458
                                                             ----------     ----------

TOTAL                                                        $   39,976     $  150,877
                                                             ==========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accrued expenses                                             $    6,000     $    5,000
State income taxes payable                                       11,241          6,007
Allowance for refundable franchise fees (net of due from
   franchisor of $348,083 at December 31, 2001)                  21,917              0
                                                             ----------     ----------

Total current liabilities                                        39,158         11,007
                                                             ----------     ----------

COMMITMENT

Common stock, no par value, 200 shares authorized,
  issued and outstanding                                            200            200
Retained earnings                                                   618        139,670
                                                             ----------     ----------
Total stockholders' equity                                          818        139,870
                                                             ----------     ----------

TOTAL                                                        $   39,976     $  150,877
                                                             ==========     ==========

See notes to financial statements

DIRECT STAFFING, INC. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE
OF ATC HEALTHCARE SERVICES, INC.
--------------------------------------------------------------------------------

STATEMENTS OF INCOME AND RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
--------------------------------------------------------------------------------

                                             2001              2000              1999
                                         ------------      ------------      ------------
NET FRANCHISE FEE INCOME                 $  3,144,339      $  1,259,883      $    625,229

OPERATING EXPENSES                          1,289,480           674,525           293,207
                                         ------------      ------------      ------------

INCOME FROM OPERATIONS                      1,854,859           585,358           332,022
                                         ------------      ------------      ------------

OTHER (EXPENSE) INCOME - net
Interest expense                              (39,032)           (5,390)                0
Interest income                                     0             1,606               262
Other income                                   19,964            31,200            17,000
                                         ------------      ------------      ------------
Other (expense) income - net                  (19,068)           27,416            17,262
                                         ------------      ------------      ------------

INCOME BEFORE PROVISION FOR STATE
   INCOME TAXES                             1,835,791           612,774           349,284

PROVISION FOR STATE INCOME TAXES               17,500             6,007               553
                                         ------------      ------------      ------------

NET INCOME                                  1,818,291           606,767           348,731

RETAINED EARNINGS, BEGINNING OF YEAR          139,670           148,377            48,096

DISTRIBUTIONS TO STOCKHOLDERS              (1,957,343)         (615,474)         (248,450)
                                         ------------      ------------      ------------

RETAINED EARNINGS, END OF YEAR           $        618      $    139,670      $    148,377
                                         ============      ============      ============



--------------------------------------------------------------------------------
See notes to financial statements.

DIRECT STAFFING, INC. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE
OF ATC HEALTHCARE SERVICES, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
--------------------------------------------------------------------------------

                                                          2001              2000              1999
                                                      ------------      ------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                            $  1,818,291      $    606,767      $    348,731
                                                      ------------      ------------      ------------
Adjustments to reconcile net income to net cash
   from operating activities:
   Refundable franchise fee expense                        167,000           200,000            17,000
   Amortization of intangible assets                         2,221             1,820             1,333
Changes in operating assets and liabilities:
   Due from franchisor                                     (22,863)         (186,961)         (141,868)
   Security deposit                                         (3,638)                0                 0
   Accrued expenses and other current liabilities            6,234             6,455             1,308
                                                      ------------      ------------      ------------
Net adjustments                                            148,954            21,314          (122,227)
                                                      ------------      ------------      ------------

Net cash from operating activities                       1,967,245           628,081           226,504
                                                      ------------      ------------      ------------
CASH FLOWS USED IN INVESTING ACTIVITY -
  PURCHASE OF INTANGIBLE ASSETS                            (10,000)          (12,500)                0
                                                      ------------      ------------      ------------

CASH FLOWS USED IN FINANCING ACTIVITY -
   DISTRIBUTIONS TO STOCKHOLDERS                        (1,957,343)         (615,474)         (248,450)
                                                      ------------      ------------      ------------

NET (DECREASE) INCREASE IN CASH                                (98)              107           (21,946)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                   199                92            22,038
                                                      ------------      ------------      ------------

CASH AND CASH EQUIVALENTS, END OF YEAR                $        101      $        199      $         92
                                                      ============      ============      ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION:

Cash paid during the year for interest                $     39,032      $      5,390      $          0
                                                      ============      ============      ============
Cash paid during the year for income taxes            $     13,768      $        553      $        244
                                                      ============      ============      ============

--------------------------------------------------------------------------------
See notes to financial statements.

DIRECT STAFFING, INC. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE
OF ATC HEALTHCARE SERVICES, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.  ORGANIZATION AND DESCRIPTION OF BUSINESS

Direct Staffing, Inc. (the "Company") was incorporated in the state of New York in May 1998 and is engaged in the business of providing temporary medical personnel to hospitals and other healthcare facilities in certain New York counties north and west of New York City and areas of New Jersey. The Company operated this business as a franchisee of ATC Healthcare Services, Inc. (the "Franchisor" or "ATC") through December 31, 2001 and during January 2002 it was acquired by ATC (see Note 5). Certain stockholders/officers of the Company are related to stockholders/officers of ATC.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared on the accrual basis of accounting.

REVENUE RECOGNITION

Revenues are recognized at the time the related services are performed. In accordance with the terms of the franchise agreement, the temporary medical service personnel provided to hospitals and other healthcare facilities by the Company are employees of the Franchisor and the related sales and accounts receivable they generate belong to ATC. In consideration for the provision of these services, the Company earns a franchise fee equal to 60 percent of the "Gross Margin" (sales generated by the Company less direct costs of sales). This gross margin represents the Company's source of revenue and is recorded as "net franchise fee income" in the accompanying statements of income.

ALLOWANCE FOR REFUNDABLE FRANCHISE FEES

In accordance with the terms of the franchise agreement, the Company may be charged back up to 50 percent of any uncollectible accounts receivable owned by ATC from sales generated by the Company. The allowance for refundable franchise fees represents an estimate of such potential chargebacks and the corresponding expense is included in operating expenses in the accompanying statements of income.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

INTANGIBLE ASSETS

Intangible assets consist of license fees paid to the Franchisor to operate the Company's business within its designated territory. These license fees are recorded at cost and amortized on the straight-line basis over a period of 15 years. Accumulated amortization aggregated $6,263 and $4,042 at December 31, 2001 and 2000, respectively.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimate included in the accompanying financial statements is the allowance for refundable franchise fees.

NEW ACCOUNTING PRONOUNCEMENTS

The Company does not expect the adoption of recently issued accounting pronouncements to have a material effect, if any, on its financial condition or its results of operations.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of temporary cash investments. The Company restricts investment of temporary cash to a financial institution with a high credit standing. At times balances may exceed insurable amounts.

INCOME TAXES

The Company has elected to be treated as an S Corporation for income tax purposes and, accordingly, income or loss passes through to the stockholders' individual income tax returns and no Federal income tax is imposed on the Company. The provision for state taxes consists of New York state taxes applicable to S Corporation income over certain amounts.

3.  TRANSACTIONS WITH RELATED PARTIES

The Company is owned by certain stockholders/officers who are related to stockholders/officers of the Franchisor. As an accommodation to the Company, the Franchisor often pays expenses on behalf of the Company and the Company records the expense and corresponding amount due to the Franchisor at the time the expense is incurred.

The Company also shares its administrative personnel, office space and principally all other overhead items with DSS Staffing Corp. ("DSS"), another franchisee of ATC that is owned by three stockholders, one of whom is also a stockholder of the Company. Substantially all of the Company's operating expenses included in the accompanying statements of income consist of allocated amounts between the Company and DSS for these shared expenses.

4.  COMMITMENT

OPERATING LEASE

The Company is obligated under a noncancelable operating lease for the rental of office space which expires in January 2004. Such lease contains customary escalation clauses relating to building maintenance and real estate taxes.

Future minimum lease payments at December 31, 2001 under such operating lease are as follows:

2002                $ 22,703
2003                  23,611
2004                   2,046
                    --------
Total               $ 48,360
                    ========

Rent expense (including shared rent for common office space with DSS - see Note
3) for the years ended December 31, 2001, 2000 and 1999 aggregated approximately $91,700, $39,400 and $25,800, respectively.

5.  SUBSEQUENT EVENT

During January 2002, the Company and DSS sold substantially all of their assets and businesses to ATC for approximately $20,000,000 plus contingent consideration based on future performance. In connection therewith, management intends to liquidate the Company during 2002 and ATC will assume all of the Company's obligations for leases and similar contracts.

                                                                      SCHEDULE 1

DIRECT STAFFING, INC. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE OF ATC HEALTHCARE SERVICES, INC.

VALUATION AND QUALIFYING ACCOUNTS

                                                                  Years Ended
                                                    -------------------------------------
                                                     December       December     December
                                                     31, 2001       31, 2000     31, 1999
                                                     --------       --------     --------
ALLOWANCE FOR REFUNDABLE
   FRANCHISE FEES:

Balance, beginning of period                        $ 220,000      $  20,000    $   3,000

Charged to costs and expenses                         167,000        200,000       17,000

Deductions                                            (17,000)             0            0
                                                    ---------      ---------    ---------

Balance, end of period                              $ 370,000      $ 220,000    $  20,000
                                                    =========      =========    =========